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Thornburg Funds
Prospectus Supplement dated March 17, 2003
to Prospectus dated February 1, 2003

The following revisions are made to the February 1, 2003 Thornburg Funds
Prospectus:

(1) On page 21 the Annual Fund Operating Expenses table for Thornburg Value Fund is revised to read as follows:

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets).


                                  Class A       Class B      Class C
                                  -------       -------      -------

Management Fee                     .80%          .80%          .80%
Distribution and Service
  (12b-1) Fees                     .25%         1.00%         1.00%
Other Expenses                     .35%          .45%          .37%
                                  -----         -----         -----
Total Annual Operating Expenses   1.40%         2.25%         2.17%

                        See other side

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Thornburg Funds
Prospectus Supplement dated March 17, 2003
to Prospectus dated February 1, 2003

(2)  On page 32 the following paragraph is added to the footnote.

At certain times, for specific periods, TSC may reallow up to the full sales charge to all dealers who sell Fund shares. These "full reallowances" may be based upon the dealer reaching specified minimum sales goals. TSC will reallow the full sales charge only after notifying all dealers who sell Fund shares. During such periods, dealers may be considered underwriters under securities laws. Thornburg or TSC also may pay additional cash or non-cash compensation to dealer firms, which have selling agreements with TSC. Those firms may pay additional compensation to financial advisors who sell Fund shares. Non-cash compensation may include travel and lodging in connection with seminars or other educational programs.